PaineWebber
   Retirement Money Fund

                          ----------------------------
                                   PROSPECTUS

                                AUGUST 31, 1999

                          ----------------------------

                          (AS REVISED APRIL 20, 2000)

This prospectus offers shares of this money market fund to individual retirement accounts and qualified retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Retirement Money Fund

                                    Contents
                                    THE FUND

---------------------------------------------------------------------------------------------------------
What every investor                        3                               Retirement Money Fund
should know about                          6                               More About Risks and
the fund                                                                   Investment
                                                                           Strategies
                                    YOUR INVESTMENT

---------------------------------------------------------------------------------------------------------
Information for                            7                               Managing Your Fund Account
managing your fund                                                         -- Buying Shares
account                                                                    -- Selling Shares
                                                                           -- Retirement Plan Withdrawals
                                                                           -- Pricing and Valuation
                                ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------
Additional important                      10                              Management
information about                         10                              Dividends and Taxes
the fund                                  11                              Financial Highlights

---------------------------------------------------------------------------------------------------------
Where to learn more                                                       Back Cover
about the fund

                         The fund is not a complete or
                          balanced investment program.

                                  ------------
--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Retirement Money Fund

                       PaineWebber Retirement Money Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

PaineWebber Incorporated, the fund's investment adviser, has appointed Mitchell Hutchins Asset Management Inc. to serve as the fund's sub-adviser. Mitchell Hutchins selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Money market instruments generally have a low risk of loss, but they are not risk-free. The fund is subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due. The fund also is subject to interest rate risk. When short-term interest rates rise, the value of the fund's investments generally will fall, and its yield will tend to lag behind prevailing rates.

More information about these and other risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.' In particular, see the following headings:

 Credit Risk

 Interest Rate Risk

 Foreign Securities Risk

Information on the fund's recent holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering those reports).

                                  ------------
--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                            ------------------------

                       PaineWebber Retirement Money Fund


                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

                                [PERFORMANCE GRAPH]

                                  CALENDAR YEAR
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
8.67%   7.84%   5.72%   3.36%   2.62%   3.61%   5.39%   4.88%   5.00%   4.93%

Total return January 1 to June 30, 1999  -- 2.17%

Best quarter during years shown: 2nd quarter, 1989  -- 2.24%

Worst quarter during years shown: 3rd quarter, 1993  -- 0.64%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

One Year................................................   4.93%
Five Years..............................................   4.76%
Ten Years...............................................   5.19%

                                  ------------
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                            ------------------------

                       PaineWebber Retirement Money Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................   None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
offering price).............................................   None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................   0.40%
Distribution and/or Service (12b-1) Fees....................   0.13%*
Other Expenses..............................................   0.18%
                                                               ----
Total Annual Fund Operating Expenses........................   0.71%
                                                               ----
                                                               ----

---------
* The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $73      $227      $395       $883

                                  ------------
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Retirement Money Fund

                                MORE ABOUT RISKS
                           AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

Interest Rate Risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income will tend to fall more slowly.

Foreign Securities Risk. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL RISKS

Year 2000 Risk. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from other service providers that they are taking similar steps.

Similarly, the issuers whose money market instruments are bought by the fund and the trading systems used by the fund could be adversely affected by this issue. The ability of an issuer or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund.

ADDITIONAL INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.

                                  ------------
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Retirement Money Fund

                          MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

BUYING SHARES

Fund shares are offered to retirement plans, including individual retirement accounts, through brokerage accounts established as retirement plan sweep accounts at PaineWebber or one of its correspondent firms. The types of retirement plans that are eligible to buy fund shares are described below. You can open a retirement plan sweep account by contacting your Financial Advisor.

Your order to buy fund shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of PaineWebber and its bank are open for business.

The fund has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets.

The fund and PaineWebber reserve the right to reject a purchase order or suspend the offering of fund shares.

MINIMUM INVESTMENTS

There is a $25 minimum for the first purchase and no minimum for subsequent purchases.

The fund may change its minimum investment requirements at any time.

BUYING SHARES AUTOMATICALLY

You must open your fund account with an initial investment of $25 or more. Once your fund account is opened, PaineWebber automatically invests immediately available funds of $1 or more in your PaineWebber retirement plan sweep account in fund shares on a daily basis for settlement the next business day, when federal funds normally are available. For cash balances arising from the sale of securities held in a retirement plan sweep account, federal funds availability can sometimes take longer. This sweep will not take place if the fund account value after the investment would be less than $25.

BUYING SHARES BY CHECK

You may buy fund shares by depositing a check from a U.S. bank into your retirement plan sweep account. You should make your check payable to PaineWebber Retirement Money Fund. You should include your retirement plan sweep account number on the check.

Federal funds are deemed available to the fund two business days after the deposit of a personal check and one business day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.

BUYING SHARES BY WIRE

You may buy fund shares by instructing your bank to transfer federal funds by wire to:

  The Bank of New York
  ABA 021-000018
  PaineWebber Inc.
  A/C 890-0114-088, OBI=FBO
  [Account Name]/[Brokerage Account Number.]

The wire must include your name and retirement plan brokerage account number. Investors wishing to transfer federal funds into their account should contact their PaineWebber Financial Advisors or correspondent firms for appropriate wire instructions.

                                  ------------
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Retirement Money Fund

If PaineWebber receives a notice from your bank of wire transfer of federal funds for a purchase of fund shares by 12:00 noon, Eastern time, PaineWebber will execute the purchase on that day. Otherwise, PaineWebber will execute the order on the next business day. PaineWebber and/or your bank may impose a service charge for wire purchases.

RETIREMENT PLANS ELIGIBLE TO BUY FUND SHARES

Retirement plans available through PaineWebber that are eligible to buy fund shares include individual retirement accounts (standard and rollover) savings incentive match plans for employees ('SIMPLE IRA') simplified employee pension plans cash or deferred arrangement/simplified employee pension plans profit sharing plans
401(k) plans
money purchase plans
defined benefit plans
target benefit plans

Other retirement plans also may be held in custody at PaineWebber or its correspondent firms and may be eligible to buy fund shares. Contact your Financial Advisor for more information regarding these retirement plans.

Although the amount that you may contribute to a retirement plan in any one year is subject to certain limitations, you may invest assets already held in a retirement plan in the fund without regard to these limitations.

If PaineWebber, Mitchell Hutchins or PW Trust Company serves as investment manager for, provides investment advice to or otherwise is a fiduciary within the meaning of the Employee Retirement Income Security Act or the Internal Revenue Code to a retirement plan, the plan may not buy fund shares. This prohibition does not include retirement plans for which PaineWebber, Mitchell Hutchins or PW Trust Company is considered a fiduciary solely because it sponsors a master or prototype plan or because it provides nondiscretionary trust services to a retirement plan.

SELLING SHARES

You may sell your shares by contacting your Financial Advisor. Your fund shares will also be sold automatically to settle any outstanding securities purchases or other debits to your retirement plan sweep account, unless you instruct your Financial Advisor otherwise.

If the proceeds from selling your fund shares remain in the retirement plan sweep account, the adverse tax consequences described below for certain retirement plan distributions will not occur.

ADDITIONAL INFORMATION

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $25. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $25 or more within 60 days. This notice may appear on your account statement.

If you sell all your shares, you will receive cash credits to your retirement plan sweep account for dividends earned on those shares to the date of sale.

If you want to sell shares that you purchased recently, the fund may delay payment to assure that it has received good payment. If you bought shares by check, this can take up to 15 days.

RETIREMENT PLAN WITHDRAWALS

A participant's withdrawals from a retirement plan are generally taxable as ordinary income. Withdrawals prior to the time the participant reaches age
59 1/2 or becomes permanently disabled may be subject to an additional 10% penalty tax. You should consult your tax adviser concerning the timing and consequences of withdrawals from your retirement plan. Sales of your fund shares through the fund's checkwriting service or systematic withdrawal plan, described below, are treated as taxable withdrawals from your retirement plan. As a result, you may use these services only if you are eligible for distributions from your retirement plan,

                                  ------------
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Retirement Money Fund

your retirement plan permits participants to direct the investment of their retirement plan balances and
you are at least 59 1/2 years old.

For retirement plans that do not permit participants to direct the investment of their plan balances, only the plan fiduciary with investment responsibility may use the check writing service or participate in the fund's systematic withdrawal plan.

You may obtain more information about these programs and obtain the forms needed to participate from your Financial Advisor. PaineWebber may modify or terminate the check writing service or systematic withdrawal plan (discussed below) at any time or impose service fees for these programs.

Checkwriting Service. You may sell $250 or more of your fund shares by using a check drawn on your fund account. When the fund's transfer agent receives the check for payment, the transfer agent will arrange for the sale of a sufficient amount of fund shares to cover the amount of the check. You will continue to receive dividends until the transfer agent receives the check. The date on which the transfer agent processes the check, not the date you write on it, determines the year in which the distribution is reported to the Internal Revenue Service. If you must take annual distributions by December 31 in a given year, you need to allow sufficient time for processing your check.

Shareholders will receive copies of their canceled checks. If you have insufficient funds in your account, the check will be returned to the payee. Checks written in amounts less than $250 will be returned. You should not attempt to sell all the shares in your fund account by writing a check because the amount of fund shares is likely to change each day. You also should not use the checks to transfer money from a retirement sweep account to another account, correct excess contributions to a retirement plan or withdraw amount classified as voluntary contributions to a retirement plan. Your checks may not be used to purchase securities in transactions with PaineWebber. All sales of fund shares by check will be reported to the Internal Revenue Service as taxable distributions. As a result, any of these actions could have adverse tax consequences.

Charges may be imposed for specially imprinted checks, additional copies of canceled checks, stop payment orders, checks returned for insufficient funds and checks written for less than $250. Charges that you do not otherwise pay may be satisfied through the automatic sale of an appropriate number of your fund shares.

Systematic Withdrawal Plan. You may sell a portion of your fund shares under the fund's systematic withdrawal plan at monthly, quarterly or semi-annual intervals. The minimum withdrawal amounts under the systematic withdrawal plan are $100 monthly, $300 quarterly and $600 semi-annually. You may not use the systematic withdrawal plan if you have elected to have income taxes withheld from your retirement plan withdrawals. The proceeds of sales made under the systematic withdrawal plan will be mailed directly to you or deposited into a non-retirement plan account held at PaineWebber.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed.

The fund calculates net asset value once each business day at 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order. Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

                                  ------------
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Retirement Money Fund

                                  MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND SUB-ADVISER

PaineWebber is the investment adviser and administrator of the fund. Mitchell Hutchins is its sub-adviser and sub-administrator. PaineWebber is located at 1285 Avenue of the Americas, New York, New York, 10019-6028, and Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On July 31, 1999, PaineWebber or Mitchell Hutchins was the adviser or sub-adviser of 33 investment companies with 75 separate portfolios and aggregate assets of approximately $48.0 billion.

ADVISORY FEES

The fund paid advisory and administration fees to PaineWebber for the fiscal year ended June 30, 1999 at the annual rate of 0.40% of its average daily net assets.

--------------------------------------------------------------------------------
                            DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The fund declares dividends daily and pays them monthly. The fund distributes any net short-term capital gain annually, but may make more frequent distributions if necessary to maintain its share price at $1.00 per share.

You will receive dividends in additional shares of the fund. Shares begin to earn dividends on the day they are purchased but do not earn dividends on the day they are sold.

TAXES

Retirement plan participants ordinarily do not pay taxes on dividends they receive on fund shares until they withdraw the proceeds from the retirement plan. Generally, withdrawals from a retirement plan will be taxable as ordinary income. Withdrawals made prior to the time the participant reaches age 59 1/2 or becomes permanently disabled generally will be subject to an additional tax equal to 10% of the amount distributed, unless the withdrawals are used to pay certain higher education expenses or certain acquisition costs of first time home buyers. The failure of a retirement plan to distribute sufficient income after a participant reaches age 70 1/2 may be subject to an excise tax. Moreover, certain contributions to a retirement plan in excess of the amounts permitted by law may be subject to an excise tax.

The fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

                                  ------------
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                            ------------------------

                       PaineWebber Retirement Money Fund

                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647-1568.

                                                                         FOR THE YEARS ENDED JUNE 30,
                                                        --------------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                           ----         ----         ----         ----         ----
Net asset value, beginning of year....................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                        ----------   ----------   ----------   ----------   ----------
Net investment income.................................       0.046        0.049        0.048        0.050        0.047
Dividends from net investment income..................      (0.046)      (0.049)      (0.048)      (0.050)      (0.047)
                                                        ----------   ----------   ----------   ----------   ----------
Net asset value, end of year..........................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                        ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------
Total investment return(1)............................        4.66%        5.03%        4.89%        5.13%        4.83%
                                                        ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------
Ratios/Supplemental Data:
Net assets, end of year (000's).......................  $5,090,938   $4,191,018   $3,922,753   $3,500,508   $2,966,199
Expenses to average net assets........................        0.71%        0.78%        0.75%        0.70%        0.78%
Net investment income to average net assets...........        4.54%        4.91%        4.79%        5.01%        4.75%

---------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported.

                                  ------------
--------------------------------------------------------------------------------
                                       11

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the fund and information about the operations of the SEC's Public Reference
Room:

For a fee, by electronic request or by writing to the SEC's Public Reference Room,
 Washington, D.C. 20549-6009
 Telephone: 1-800-SEC-0330

Free, from the SEC's Internet website at:
 http://www.sec.gov

PaineWebber RMA Money Fund, Inc.
 -- PaineWebber Retirement Money Fund
Investment Company Act File No. 811-3503

'c' 2000 PaineWebber Incorporated
  All rights reserved

PAINEWEBBER
 Prospectus

---------------------------------------------

  RETIREMENT MONEY FUND

  August 31, 1999
  (as revised April 20, 2000)


                       STATEMENT OF DIFFERENCES

The copyright symbol shall be expressed as..................................'c'